UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 18, 2005

Kana Software, Inc.

(Exact Name of the Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-27163	77-0435679
(Commission File Number)	(IRS Employer Identification No.)

181 Constitution Drive, Menlo Park, CA	94025
(Address of Principal Executive Offices)	(Zip Code)

(650) 614-8300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 18, 2005, Kana Software, Inc (“KANA”) received a NASDAQ Staff Determination letter indicating that KANA has failed to comply with the NASDAQ filing requirements under NASDAQ’s Marketplace Rule 4310(c)(14) with respect to KANA’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2005, which KANA did not file on or before the date prescribed by the Securities and Exchange Commission. The NASDAQ Stock Market also indicated that the NASDAQ Listing Qualifications Panel (the “Panel”) will consider KANA’s failure to file its Quarterly Report on Form 10-Q, as well as its Annual Report on Form 10-K for the year ended December 31, 2004, in rendering its determination regarding KANA’s continued listing on The NASDAQ National Market at a hearing on May 26, 2005.

As previously reported in KANA’s Current Report on Form 8-K filed on April 25, 2005, KANA received a NASDAQ Staff Determination letter dated April 19, 2005 regarding its failure to file its Annual Report on Form 10-K by April 15, 2005 as required by the rules of the Securities and Exchange Commission and has requested a hearing before the Panel to review The NASDAQ Stock Market’s determination to delist KANA’s common stock.

The NASDAQ Stock Market rules permit KANA to request a hearing before the Panel to review The NASDAQ Stock Market’s decision to delist KANA’s common stock, and on April 24, 2005, KANA requested a hearing before the Panel. KANA’s common stock will remain listed on The NASDAQ Stock Market pending the outcome of the Panel’s decision. However, there can be no assurance that the Panel will grant KANA’s request for continued listing on The NASDAQ Stock Market.

As KANA also previously reported, it postponed the filing of its Annual Report on Form 10-K due to the time it is taking for KANA to supply its new auditors with all the financial and tax information they need to perform their first annual audit of KANA. KANA expects to file its Annual Report on Form 10-K as soon as this process is completed and then continue preparation of its Quarterly Report on Form 10-Q.

On May 23, 2005, KANA issued a press release, attached to this Current Report on Form 8-K as Exhibit 99.01, reporting that it had received an additional NASDAQ Staff Determination letter described in this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Number	Description
99.01	Press release dated May 23, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KANA SOFTWARE, INC.

By:	/s/ John Thompson
John Thompson
Chief Financial Officer

Date: May 23, 2005

EXHIBIT INDEX

Number	Description
99.01	Press release dated May 23, 2005.